UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
______________
FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2007
AUTOMATIC DATA PROCESSING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 974-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       On September 10, 2007, Automatic Data Processing, Inc., a Delaware corporation, announced that Messrs. Eric C. Fast and Gregory L. Summe had been elected to the Registrant’s Board of Directors on September 10, 2007.

Mr. Fast has been named to serve as a member of the Audit Committee of the Board of Directors. Mr. Fast is the President and Chief Executive Officer of Crane Co.

Mr. Summe has been named to serve as a member of the Nominating/Governance Committee of the Board of Directors. Mr. Summe is the Chairman, Chief Executive Officer and President of PerkinElmer, Inc.

These elections increase the size of the Registrant’s board to 11 directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2007

AUTOMATIC DATA PROCESSING, INC.
By:	/s/ James B. Benson
Name: James B. Benson Title: Vice President